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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2000

                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                    0-19604                    95-340340
----------------------------     ----------------         ----------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)

                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)

                                 (323) 210-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS

      Reference is made to the press release of Registrant issued on November 9, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)         EXHIBITS

      99.1        Press release issued November 9, 2000.

      99.2        Presentation from the Registrant's 2000 Annual Meeting.

ITEM 9.     REGULATION FD DISCLOSURE

      On November 8, 2000 the Registrant held its 2000 Annual Meeting of Stockholders (the "Meeting"). The Registrant intends to make the presentation materials used at the Meeting available to the public through this filing. Reference is made to the presentation materials from the Meeting which contains information meeting the requirements of this Item 9 and is incorporated herein by this reference. A copy of the presentation materials is attached to this Form 8-K as Exhibit 99.2.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AAMES FINANCIAL CORPORATION


Dated: November 9, 2000             By:    /s/  Ralph W. Flick
                                           -----------------------------
                                           Ralph W. Flick
                                           Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

      99.1        Press release issued November 9, 2000.

      99.2        Presentation from the Registrant's 2000 Annual Meeting.


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